                                                                   Exhibit 24.1

                                POWER OF ATTORNEY

             Know all by these presents, that the undersigned hereby
constitutes and appoints each of Rohit Kapoor, Maurizio Nicolelli, Ajay
Ayyappan, Lazbart Oseni and John Kristoff, signing singly, as the undersigned's true and lawful attorney-in-fact to:

             (1)   execute for and on behalf of the undersigned, in the
undersigned's capacity as an officer and/or director of ExlService Holdings,
Inc. (the "Company"), Forms 3, 4, and 5 in accordance with Section 16(a) of the
Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "Exchange Act");

             (2)   do and perform any and all acts for and on behalf of the
undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5 and timely file such form with the United States
Securities and Exchange Commission and the NASDAQ Global Select Market or
similar authority; and

             (3)   take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

             The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Exchange Act.

             This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the
Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact. This Power of Attorney also serves to revoke, as of the date hereof, any Power of Attorney previously filed for the purpose of executing filings relating to the Company pursuant to
Section 16 of the Exchange Act on behalf of the undersigned.

             IN WITNESS WHEREOF, the undersigned has caused this Power of
Attorney to be signed on January 12th, 2023.

                                          /s/ Andreas Fibig
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                                              Signature

                                            Andreas Fibig
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                                             Print Name